SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  September 25, 1998

                              Financial Asset Securitization, Inc.
	          Mortgage Participation Securities Series 1997 NAMC1
   		(Exact name of registrant as specified in its charter)


              Virginia          		  0-15483  	    53-1526174
(State or Other Jurisdiction 	(Commission      (I.R.S. Employer
of Incorporation)		File Number)	Identification No.)

901 East Byrd Steet
Richmond, Virginia						 23219
(Address of Principal Executive Offices)			(Zip Code)


Registrant's telephone number, including area code:         (804) 344-7575
Item 5.	Other Events

		On behalf of Financial Asset Securitization, Inc. Mortgage Particiption Securities, Series 1997-NAMC 1, a Trust creat-ed pursuant to the Pooling and Servicing Agreement, dated April 1, 1997, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated September 25, 1998. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due May 25, 2027.

		A. 	Monthly Report Information:
			See Exhibit No. 1

		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of Certifi-
			catholders:  NONE

		F.	Item 5: Other Information - Form 10-Q, Part II -
			Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits
Exhibit No.
1.









                                               Reimburse-
                                     Realized   ment of
      Beginning                       Loss of   Realized  Remaining
Class  Balance   Principal  Interest Principal   Losses    Balance
FXA-1          0          0        0        0           0        0
FXA-2   20287747      14545   131025        0           0 20273202
FXA-3    7864216    2271906    48168        0           0  5592310
FXA-4   13200375          0    82502        0           0 13200375
FXA-5    5125000          0    33099        0           0  5125000
FXA-6    4001000          0    25840        0           0  4001000
FXA-7    1000000          0     6458        0           0  1000000
FXA-8    8594373    1211683    43677        0           0  7382690
FXA-9    8594373 NA            17200 NA                 0  7382690
FXP        72846         59 NA              0           0    72787
FXS      5835496 NA            37688 NA                 0  5501833
A-1     21430439    1511132   138405        0           0 19919307
A-2      6962000          0    44963        0           0  6962000
A-3      1951000          0    12600        0           0  1951000
A-4     13540270      10846    87448        0           0 13529424
P         931108       1908 NA              0           0   929200
S         599956 NA             3875 NA                 0   584833
B-1      5134283       3856    33159        0           0  5130427
B-2      2088522       1569    13488        0           0  2086953
B-3      1305326        980     8430        0           0  1304346
B-4       783195        588     5058        0           0   782607
B-5       435109        327     2810        0           0   434783
B-6       696175        523     4496        0           0   695653
R              0          0        0        0 NA                 0
RP             0          0        0        0 NA                 0



                                     Reimbur-
                                      ment of
     Beginning                       Realized Remaining
ClassBalance     Principal  Interest  Losses  Balance
FXA-1   0.000000   0.000000 0.000000 0.000000    0.000000
FXA-2 989.646215   0.709529 6.391465 0.000000  988.936685
FXA-3 676.567563 195.454673 4.143976 0.000000  481.112891
FXA-41000.000000   0.000000 6.250000 0.000000 1000.000000
FXA-51000.000000   0.000000 6.458334 0.000000 1000.000000
FXA-61000.000000   0.000000 6.458333 0.000000 1000.000000
FXA-71000.000000   0.000000 6.458330 0.000000 1000.000000
FXA-8 310.649326  43.797085 1.578730 0.000000  266.852241
FXA-9 310.649326   0.000000 0.621703 0.000000  266.852241
FXP   895.038887   0.727125 0.000000 0.000000  894.311762
FXS   598.470593   0.000000 3.865123 0.000000  564.251104
A-1   493.284371  34.783124 3.185795 0.000000  458.501247
A-2  1000.000000   0.000000 6.458334 0.000000 1000.000000
A-3  1000.000000   0.000000 6.458334 0.000000 1000.000000
A-4   988.340868   0.791689 6.383035 0.000000  987.549179
P     856.009464   1.754009 0.000000 0.000000  854.255455
S     499.247612   0.000000 3.224303 0.000000  486.663466
B-1   989.116302   0.742883 6.388042 0.000000  988.373419
B-2   989.116307   0.742883 6.388042 0.000000  988.373424
B-3   989.116315   0.742880 6.388043 0.000000  988.373435
B-4   989.116294   0.742877 6.388049 0.000000  988.373416
B-5   989.116316   0.742878 6.388041 0.000000  988.373437
B-6   989.117336   0.742845 6.388045 0.000000  988.374491
R       0.000000   0.000000 0.000000 0.000000    0.000000
RP      0.000000   0.000000 0.000000 0.000000    0.000000






	SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

			Financial Asset Securitization, Inc.



				By    	/s/ Richard Tarnas
				Name:   Richard Tarnas
				Title:	Vice President,
					The First National Bank of Chicago

Dated: September 25, 1998